EXHIBIT 10.2

AMENDMENT NO. 2

TO

MERCURY COMPUTER SYSTEMS, INC.

DEFERRED COMPENSATION PLAN

WHEREAS, Mercury Computer Systems, Inc. maintains the Mercury Computer System, Inc. Deferred Compensation Plan (the “Plan”);

WHEREAS, pursuant to Section 9.3 of the Plan, the Plan Administrator has the right to amend the Plan at any time;

WHEREAS, the Plan Administrator desires to amend the Plan to change the form of distribution for small account balances;

NOW, THEREFORE, the Plan is hereby amended, effective as of March 1, 2005.

1. Section 5.5 of the Plan is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, upon the commencement of distribution of payment to a Participant, if the amount standing to the credit of his Deferral Account is $10,000 or less, such amount shall be paid to him in a lump sum regardless of the form of benefit payments previously elected by the Participant.”

2. Except as otherwise provided above, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment is executed by the Plan Administrator this 3rd day of March, 2005.

PLAN ADMINISTRATOR

By:	/S/ JAMES R. BERTELLI
James R. Bertelli

By:	/S/ ROBERT HULT
Robert Hult

By:	/S/ CRAIG SALINE
Craig Saline